SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 12, 2001 (June 5, 2001)


                        WorldWide Web NetworX Corporation
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             (Exact name of registrant as specified in its charter)

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    Delaware                        0-29479                       58-2280078
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 (State or other                  (Commission                   (IRS Employer
 jurisdiction of                  File Number)                Identification No.

 12 Orchard Way, Mount Laurel, New Jersey                                08054
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 (Address of principal executive offices)                            (Zip Code)

       (Registrant's telephone number, including area code): 610-527-3554
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Item 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On June 5, 2001, the Board of Directors of the Company accepted the resignation of Ernst & Young LLP ("Ernst & Young") as independent auditors of the Company effective June 5, 2001.

          The reports of Ernst & Young on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the report for the year ended September 30, 2000 included a paragraph expressing substantial doubt as to the Company's ability to continue as a going concern.

          In connection with the audits of the Company's financial statements for each of the two fiscal years ended September 30, 2000 and in the subsequent interim period, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report.

          The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 12, 2001, is filed as Exhibit 16.1 to this Form 8-K.

          The Board of Directors of the Company is in the process of selecting new independent auditors and an announcement is expected shortly.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)      Exhibits

                    16.1 Letter, dated June 12, 2001, from Ernst & Young LLP to the Securities and Exchange Commission.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WORLDWIDE WEB NETWORX CORPORATION

Dated:  June 12, 2001                      By:      /s/ G. David Rosenblum
                                                    ---------------------------
                                                    Name:  G. David Rosenblum
                                                    Title: Interim President